UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 8, 2015

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d) On October 8, 2015, the Board of Directors (the “Board”) of Rogers Corporation (the “Company”) voted to increase the size of the Board from eight to nine members and then appointed Keith L. Barnes to fill the vacancy created by the increase.  Mr. Barnes will serve as a director until the next annual meeting of shareholders and thereafter until his successor is chosen and qualified.  The Company’s compensatory arrangements for non-management directors are set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 24, 2015.

Since 2011, Mr. Barnes has been Chairman and CEO of Barnes Capital Management, a family office investment company. From 2006 to 2010, he was the Chairman and CEO of Verigy Ltd., a provider of advanced semiconductor test solutions that was spun-off from Agilent in 2006. Prior to that, he had significant experience as chief executive officer and division president at a number of technology companies. He has also served as a director of other technology companies. Mr. Barnes currently serves on the boards of Mentor Graphics Corporation, Viavi Solutions Corporation and Knowles Corporation.

On October 8, 2015, the Company and Mr. Barnes entered into the Company’s standard form of Indemnification Agreement for Company directors, which provides for indemnification and advancement of expenses for certain liabilities that may arise by reason of Mr. Barnes’ status or service as a Board member.  The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Director Form), a copy of which was previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, which is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

The Company’s press release announcing the election of Mr. Barnes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

99.1	Press release, dated October 13, 2015, issued by Rogers Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ Jay B. Knoll
Jay B. Knoll
Vice President and General Counsel

Date: October 13, 2015